SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(A) Of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12

                            Atlantic BancGroup, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules O-11(c)(1)(iii),  14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14-a6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:
          __________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          __________________________________________________________________

     5)   Total fee paid:
          __________________________________________________________________

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: _____________________________________________

     2)   Form Schedule or Registration Statement No.: _________________________

     3)   Filing Party: _______________________________________________________

     4)   Date Filed: ___________________________________

                            ATLANTIC BANCGROUP, INC.



                                 March 26, 2003



To our Shareholders:

     The 2003 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on April 24, 2003, beginning at 2:00 p.m. local time.

     The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions and to share with you our plans and objectives for 2003.

     It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.


                                   Sincerely,




                                   /s/ Barry W. Chandler
                                   -------------------------------------
                                   Barry W. Chandler
                                   President and Chief Executive Officer


                   ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

                            ATLANTIC BANCGROUP, INC.




                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2003

     The 2003 Annual Meeting of Shareholders ("Annual Meeting") of Atlantic BancGroup, Inc. ("Atlantic BancGroup") will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on April 24, 2003 beginning at 2:00 p.m. local time. At the Annual Meeting, the holders of Atlantic BancGroup's outstanding common stock will act on the following items:

     1. The election of two Class III members of the Board of Directors, each to serve for a three-year term;

     2. The ratification of the appointment of Stevens, Powell & Company, P.A., as the independent auditors for Atlantic BancGroup and its wholly-owned subsidiary, for the fiscal year ending December 31, 2003;

     3. The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items;

     To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     All holders of record of shares of Atlantic BancGroup at the close of business on February 28, 2003 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                   By Order of the Board of Directors,



                                   /s/ David L. Young
                                   --------------------
                                   David L. Young
                                   Corporate Secretary


Jacksonville Beach, Florida
March 26, 2003



                   ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

                            ATLANTIC BANCGROUP, INC.


                                 PROXY STATEMENT


     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup") of proxies to be voted at our 2003 Annual Meeting of Shareholders, and any adjournment thereof ("Annual Meeting"). Atlantic BancGroup's Annual Report, which includes the financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 26, 2003.

Date, Time and Location

     >>   Thursday, April 24, 2003
     >>   2:00 p.m. local time
     >>   The Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on February 28, 2003, in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, the parent holding company of Oceanside Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Atlantic BancGroup's Annual Meeting.

     Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

     In order for us to have a quorum  present to be able to convene  the Annual
Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

                   ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

Revocation of Proxy

     Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by:

     >>   Delivering a written notice of revocation to Atlantic BancGroup; or

     >> Delivering a duly executed proxy bearing a later date to Atlantic BancGroup; or,

     >>   Attending the Annual Meeting and voting in person.

Voting Procedures

     Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

     Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

     If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters to vote upon at the Annual Meeting.

     The close of business on February 28, 2003, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,039,607 shares of Atlantic BancGroup common stock outstanding which were held by approximately 683 shareholders.



             ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

                               MARKET INFORMATION

     Our common stock is quoted on the Over-the-Counter Bulletin Board under the symbol "ATBC". Our primary market maker in the stock is E.E. Powell and Company, Inc. The market price for our stock is included in our Annual Report on Form 10-KSB under the heading "Market Price for Registrant's Common Equity and Related Stockholder Matters."

                           BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2002, Atlantic BancGroup's Board of Directors held twelve meetings. All directors attended at least 75% of the total meetings of the Board of Directors, except Mr. Wolfson, who attended 50%. Atlantic BancGroup currently does not pay fees to its directors. The Directors of the Bank receive $750 for each Board meeting. Members of the Loan Committee receive $250 per month for serving on the Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS

General

     In 2002, Atlantic BancGroup had only one standing committee, the Audit Committee, which was comprised of the same members that serve on the Bank's Audit Committee. Atlantic BancGroup's Audit Committee met four times during the year. The standing committees of the Bank are the: Audit Committee, Loan Committee, and Asset/Liability/Investment Committee. The following table lists the members of each Committee in 2002.

-------------------------------------------------------------------------
                                         Asset/Liability/
   Board Member              Audit         Investment             Loan
-------------------------------------------------------------------------
Frank J. Cervone                              X
-------------------------------------------------------------------------
Barry W. Chandler                             X                     X
-------------------------------------------------------------------------
Jimmy D. Dubberly            Chair
-------------------------------------------------------------------------
Donald F. Glisson, Jr.        X             Chair                   X
-------------------------------------------------------------------------
Robin H. Scheiderman          X               X
-------------------------------------------------------------------------
Gordon K. Watson                                                    X
-------------------------------------------------------------------------
Conrad L. Williams            X                                     X
-------------------------------------------------------------------------
Dennis M. Wolfson                                                 Chair
-------------------------------------------------------------------------
David L. Young                                X
-------------------------------------------------------------------------


                   ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

                          REPORT OF THE AUDIT COMMITTEE

     The audit functions of the Audit Committee are focused on three areas:

     o The adequacy of Atlantic BancGroup's and the Bank's internal controls and financial reporting process and the reliability of Atlantic BancGroup's and the Bank's financial statements.

     o The performance of Atlantic BancGroup's and the Bank's internal auditors and the independence and performance of Atlantic BancGroup's and the Bank's independent auditors.

     o    Atlantic   BancGroup's  and  the  Bank's  compliance  with  legal  and regulatory requirements.

     The Audit Committee met with management periodically to consider the adequacy of Atlantic BancGroup's and the Bank's internal controls and the objectivity of their financial reporting. These matters were discussed with Atlantic BancGroup's and the Bank's independent auditors.

     The Audit Committee met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee.

     The Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees and independence from management.

     The Board of Directors has determined that none of the members of the Audit Committee has a relationship to Atlantic BancGroup or the Bank that may interfere with our independence from Atlantic BancGroup or the Bank and their management.

     Management has primary responsibility for Atlantic BancGroup's and the Bank's financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Atlantic BancGroup and the Bank in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us. We monitor these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

     This year, we reviewed Atlantic BancGroup's and the Bank's audited financial statements as of, and for, the fiscal year ended December 31, 2002, and met with both management and Atlantic BancGroup's and the Bank's independent auditors to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.



                   ATLANTIC BANCGROUP, INC. " PROXY STATEMENT
           1315 South Third Street " Jacksonville Beach, Florida 32250

     We have received from, and discussed with, Stevens, Powell & Company, P.A. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from Atlantic BancGroup and the Bank. We also discussed with Stevens, Powell & Company, P.A. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, we recommended to the Board that Atlantic BancGroup's audited financial statements be included in Atlantic BancGroup's and the Bank's annual report on Form 10-KSB for the fiscal year ended December 31, 2002.

     Jimmy D. Dubberly, Chairman                       Dr. Conrad  L. Williams
     Robin H. Scheiderman                              Donald F. Glisson, Jr.

Asset/Liability/Investment Committee

     The Asset/Liability/Investment Committee at the Bank establishes the asset and liability management policies of the Bank, monitors and sets limitations for interest-rate risk and formulates loan pricing. The Committee met four times during the year. Both Mr. Glisson and Dr. Cervone attended 50% of Committee meetings. No other member of the Committee attended less than 75% of Committee meetings.

Loan Committee

     The Loan Committee at the Bank meets as required to act upon significant loan requests made to the Bank. The Committee met 34 times during the year. No Committee member attended less than 75% of Committee meetings.

                            1. ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class III directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

     The two nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

     Information relating to the business experience and age of Atlantic BancGroup's director nominees, continuing directors and non-director executive officers is set forth below.

                                DIRECTOR NOMINEES
                               CLASS III DIRECTORS
                             TERMS EXPIRING IN 2003

Conrad L. Williams, age 73, has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since December 1996. Dr. Williams is a retired veterinarian. He has been a resident of the Jacksonville Beaches community since 1959. Dr. Williams holds two undergraduate degrees, one from Louisiana Tech University and one from the University of Florida. Dr. Williams received his DVM degree from the University of Georgia, College of Veterinary Medicine.

Dennis M. Wolfson, age 61, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Wolfson is a life long resident of Jacksonville. For the past five years, Mr. Wolfson has been self-employed as a real estate investor, mortgage broker and real estate broker. Mr. Wolfson served as Senior Vice President and Director of the Daylight Grocery Company. In addition, he served as Vice President and Director of Merritt-Chapman & Scott Corporation, managing a ninety million dollar portfolio. Mr. Wolfson is a trustee and executive committee member of Wolfson Children's Hospital in Jacksonville and a member of the Baseball Task Force of the Jacksonville Sports Authority. Mr. Wolfson attended Bentley College and Boston University. He received his Bachelor's degree in Finance from the University of Georgia.

                              CONTINUING DIRECTORS
                               CLASS II DIRECTORS
                             TERMS EXPIRING IN 2004

Donald F. Glisson, Jr., age 43, is Chairman of the Board of Atlantic BancGroup and a director of the Bank. He has served in those positions since December 1998 and 1996, respectively. Since 1982, Mr. Glisson has served as President of Triad Financial Services, Inc. in Jacksonville, Florida. Triad Financial is a 100 plus employee consumer finance company and ranked as one of the fastest growing companies in Florida. Mr. Glisson graduated from the Florida State University with a Bachelor's degree in Finance.

Robin H. Scheiderman, age 46, is a director of Atlantic BancGroup and the Bank. She has served in those positions since December 1998 and 1996, respectively. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. Prior to that she served as the Chief Financial Officer for the California College for Health Sciences. In addition, Ms. Scheiderman served as Director of Taxes for Florida Rock Industries, Inc. in Jacksonville, Florida. She earned a Bachelor's degree and a Master's degree from the University of North Florida. Ms. Scheiderman is a licensed Certified Public Accountant and Certified Financial Planner.



                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Gordon K. Watson, age 53, is a director of Atlantic BancGroup and has served in that capacity since December 1998. He is also a director of the Bank. Mr. Watson is a founding member and senior partner with the law firm of Watson & Osborne, P.A. in Jacksonville, Florida since 1974. He is a resident of Ponte Vedra Beach. Mr. Watson received a Bachelor's degree in Marketing and Management from Jacksonville University. Mr. Watson received his Juris Doctor degree from the University of Florida.

                                CLASS I DIRECTORS
                             TERMS EXPIRING IN 2005

Frank J. Cervone, age 50, has been a director of Atlantic BancGroup since December 1998. He is also a director of the Bank and has held that position since 1996. Dr. Cervone is an endodontist and has been practicing in Jacksonville Beach since 1990. Dr. Cervone holds a Bachelor's degree in Biology from the University of Pittsburg, a D.M.D. degree from the University of Pittsburg, School of Dental Medicine, and a specialty designation in Endodontics from the University of Pennsylvania.

Barry W. Chandler, age 52, is a director of Atlantic BancGroup and Chairman of the Board of the Bank. Mr. Chandler has served as: President and Chief Executive Officer of Atlantic BancGroup since April 2000, director of Atlantic BancGroup since December 1998, President of the Bank since 1996, and Chief Executive Officer of the Bank since December 1999. Prior to joining the Bank, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Bank Management of the University of Virginia.

Jimmy D. Dubberly, age 61, is a director of Atlantic BancGroup and the Bank. He has been a director with Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Dubberly is the President, Chairman, and Chief Executive Officer of the South Georgia Bank, Glennville, Georgia, positions he has held since 1986. Mr. Dubberly is a graduate of the School of Banking of the South at Louisiana State University, and the Georgia Banking School at the University of Georgia.

                         NON-DIRECTOR EXECUTIVE OFFICERS

David L. Young, age 57, is Executive Vice President, Chief Financial Officer and Corporate Secretary of Atlantic BancGroup and Executive Vice President and Chief Financial Officer of the Bank. Mr. Young joined the Bank in May 1997. Prior to joining Bank, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Bank Management at the University of Virginia.

Grady R. Kearsey, age 58, is Executive Vice President and Senior Loan Officer of the Bank. Mr. Kearsey joined the Bank in July 1997 and served as Vice President, Lender until January 2001, when he was promoted to his current position. Prior to joining the Bank, Mr. Kearsey served as Vice President, Market Manager of SunTrust Bank from 1996 to July 1997. Prior to serving with SunTrust, Mr. Kearsey was with Ponte Vedra National Bank. Mr. Kearsey has a Bachelor's degree from Jacksonville University.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
         Vote "For" the Election of the Two Class III Director Nominees.
--------------------------------------------------------------------------------

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains information regarding the current beneficial ownership of Atlantic BancGroup common stock of each director nominee, continuing director and non-director executive officers as of the record date. Mr. Watson is the only beneficial owner of more than 5% of our common stock.


                                                Number        % of
                                              of Shares    Beneficial
                  Name                          Owned       Ownership
                  ----                          -----       ---------

         Frank J. Cervone                       12,200       1.17%
         Barry W. Chandler                      12,500       1.20
         Jimmy D. Dubberly                       6,200       0.60
         Donald F. Glisson, Jr.                 32,900       3.17
         Grady R. Kearsey                        1,100       0.11
         Robin H. Scheiderman                   41,000       3.94
         Gordon K. Watson                       67,600       6.50
         Conrad L. Williams                      5,000       0.48
         Dennis M. Wolfson                      10,250       0.99
         David L. Young                          6,100       0.59
                                              --------     ----------

         All directors and executive officers
         as a group (10 individuals)           194,850       18.75%
                                              =========    ==========


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The Summary Compensation Table on the following page shows compensation information regarding Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup and President, Chief Executive Officer and Chairman of the Board of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                         Annual Compensation
                                                                      Other
       Name and                                                       Annual
  Principal Position             Year      Salary       Bonus      Compensation

Barry W. Chandler                2002     $125,000    $14,225(1)    $13,596(2)
President and Chief Executive    2001      116,800     23,000(1)      7,800(3)
Officer                          2000      111,300      4,000         7,568(3)

--------------------------

(1) Mr. Chandler received his 2002 bonus, $14,225, in 2003 and his 2001 bonus, $23,000, in 2002.
(2) Includes directors' fees, referral fees, incentives, vacation buy-back and Kiwanis Club dues.
(3)  Includes directors' fees, referral fees, incentives, and Kiwanis Club dues.

Benefits

     Officers of the Bank, but not of Atlantic BancGroup, are provided hospitalization, major medical, short- and long-term disability insurance, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts

     Neither Atlantic BancGroup nor the Bank has employment agreements with any of its employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Atlantic BancGroup or the Bank. As of December 31, 2002, the total loans to directors, executive officers and principal shareholders of Atlantic BancGroup and the Bank was $2,158,629.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                    2. RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2003

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A., as the independent auditor for Atlantic BancGroup and the Bank for the fiscal year ending December 31, 2003. A representative from the firm is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

     Audit Fees: The aggregate fees billed for professional services by Stevens, Powell & Company, P.A., in connection with the audit of the annual financial statements for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission were $67,750.

     All Other Fees: In addition to fees billed for audit services and interim reviews of financial statements for 2002, Stevens, Powell & Company, P.A., billed Atlantic BancGroup $12,310, which was substantially for tax-related services and accounting consultation. The Audit Committee does not believe that Atlantic BancGroup's payment for tax services impairs Stevens, Powell & Company, P.A.'s independence in conducting its audits of Atlantic BancGroup.

     In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Atlantic BancGroup's common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Stevens, Powell & Company, P.A., the Board of Directors will consider the selection of other auditors.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
           the Appointment of Stevens, Powell & Company, P.A., as the
        Independent Auditor for the Fiscal Year Ending December 31, 2003.
--------------------------------------------------------------------------------

                        3. ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve items 1 or 2 at the Annual Meeting. In order to permit proxies that have been timely received by the Atlantic BancGroup to be voted for an adjournment, we are submitting this item as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
             the Approval of the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     To the best of Atlantic BancGroup's knowledge, during 2002, each of its directors and officers timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934. Atlantic BancGroup has no record of any person having beneficial ownership of 10% or more of its common stock.

                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2004 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 26, 2003. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.

                                  SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                     AVAILABILITY OF ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is Atlantic BancGroup's 2002 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves as our Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250, telephone number (904) 247-9494.

     Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.






Atlantic BancGroup, Inc.
Dated March 26, 2003



                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                            ATLANTIC BANCGROUP, INC.

                                 REVOCABLE PROXY
                       2003 ANNUAL MEETING OF SHAREHOLDERS


     This Proxy is solicited on behalf of the Board of Directors of Atlantic BancGroup, Inc. who will serve as the Proxy Committee for the 2003 Annual Meeting of Shareholders ("Annual Meeting").

     The undersigned shareholder hereby appoints the Proxy Committee with the full power of substitution to represent and to vote, as designated below, all the shares of Atlantic BancGroup, Inc. held of record by the undersigned on February 28, 2003, at the Annual Meeting to be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida at 2:00 p.m., local time, on April 24, 2003, or at any adjournment thereof.

     The undersigned shareholder understands that he or she may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary, a written notice of revocation, delivering to Atlantic BancGroup, Inc. a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

------------------------------------------------------------- ------------------

     1. The election of two Class III members of the Board of Directors, each to serve for a three-year term.
                                           FOR        AGAINST
                                           ---        -------
      Conrad L. Williams                   [ ]          [ ]
      Dennis M. Wolfson


     INSTRUCTION. To withhold your vote for any individual o nominee, strike a line through the nominee's name

--------------------------------------------------------------------------------
     2. The ratification of the appointment of Stevens, Powell & Company, P.A., as the independent auditors for Atlantic BancGroup, Inc. and its wholly-owned subsidiary, for the fiscal year ending December 31, 2003.

                                           FOR        AGAINST       ABSTAIN
                                           ---        -------       -------
                                           [ ]          [ ]           [ ]

--------------------------------------------------------------------------------
     3. The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items.

                                           FOR        AGAINST       ABSTAIN
                                           ---        -------       -------
                                           [ ]          [ ]           [ ]
--------------------------------------------------------------------------------


     At their discretion, the proxy holders are authorized to transact and to vote upon such other business as may properly come before the Annual Meeting, or at any adjournment thereof, unless indicated otherwise by marking this box. o


     NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. The undersigned acknowledges receipt from Atlantic BancGroup, Inc., prior to the execution of the Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated March 26, 2003 and the 2002 Annual Report.



                                 Signature:
                                           -------------------------------------

           STICKER               Signature if held jointly:
                                                           ---------------------
                                 Date:
                                       -----------------------------------------

--------------------------------------------------------------------------------
Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all Proxy Cards.
--------------------------------------------------------------------------------